Exhibit 10.13

DEFINIUM THERAPEUTICS, INC.
2024 EMPLOYEE SHARE PURCHASE PLAN

1.
PURPOSE.
(a)
The Plan provides a means by which Eligible Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Common Shares. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Share Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Share Purchase Plan.
(b)
The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Share Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
(c)
The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
2.
ADMINISTRATION.
(a)
The Board or the Committee will administer the Plan. References herein to the Board shall be deemed to refer to the Committee except where context dictates otherwise.
(b)
The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)
To designate from time to time (A) which Affiliates of the Company will be eligible to participate in the Plan, (B) Whether such Affiliates will participate in the 423 Component or the Non-423 Component, and (C) to the extent that the Company makes separate Offerings under the 423 Component, in which Offering the Affiliates in the 423 Component will participate.
(iii)
To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
(iv)
To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v)
To suspend or terminate the Plan at any time as provided in Section 12.
(vi)
To amend the Plan at any time as provided in Section 12.

(vii)
Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Share Purchase Plan with respect to the 423 Component.
(viii)
To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to an Affiliate designated for participation in the Non-423 Component, do not have to comply with the requirements of Section 423 of the Code.
(c)
The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan and any Offering Document to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)
All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.
COMMON SHARES SUBJECT TO THE PLAN.
(a)
Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of Common Shares that may be issued under the Plan will not exceed 750,000 Common Shares. For the avoidance of doubt, up to the maximum number of Common Shares reserved under this Section 3(a) may be used to satisfy purchases of Common Shares under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Shares under the Non-423 Component.
(b)
If any Purchase Right granted under the Plan terminates without having been exercised in full, the Common Shares not purchased under such Purchase Right will again become available for issuance under the Plan.
(c)
The shares purchasable under the Plan will be shares of authorized but unissued or reacquired Common Shares, including shares repurchased by the Company on the open market.
4.
GRANT OF PURCHASE RIGHTS; OFFERING.
(a)
The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and, with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)
If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in forms delivered to the Company: (i) each form will apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
(c)
The Board will have the discretion to structure an Offering so that if the Fair Market Value of a Common Share on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a Common Share on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
5.
ELIGIBILITY.
(a)
Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may (unless prohibited by law) provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude from participation in the Plan or any Offering Employees who are "highly compensated employees" (within the meaning of Section 423(b)(4)(D) of the Code) of the Company or an Affiliate or a subset of such highly compensated employees.
(b)
The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i)
the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)
the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and

(iii)
the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Purchase Right under that Offering.
(c)
No Employee will be eligible for the grant of any Purchase Rights if, immediately after any such Purchase Rights are granted, such Employee owns shares possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or of any Affiliate. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the share ownership of any Employee, and shares which such Employee may purchase under all outstanding Purchase Rights and options will be treated as shares owned by such Employee.
(d)
As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights only if such Purchase Rights, together with any other rights granted under all Employee Share Purchase Plans of the Company and any Affiliates, do not permit such Eligible Employee’s rights to purchase shares of the Company or any Affiliate to accrue at a rate which, when aggregated, exceeds US $25,000 of Fair Market Value of such share (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)
Officers of the Company and any designated Affiliate, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.
(f)
Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.
6.
PURCHASE RIGHTS; PURCHASE PRICE
(a)
On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of Common Shares purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 15% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
(b)
The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and Common Shares will be purchased in accordance with such Offering.
(c)
In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of Common Shares that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of Common Shares that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of Common Shares that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of Common Shares issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the Common Shares (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.
(d)
The purchase price of a Common Share acquired pursuant to Purchase Rights will be not less than the lesser of:
(i)
an amount equal to 85% of the Fair Market Value of the Common Share on the Offering Date ; or
(ii)
an amount equal to 85% of the Fair Market Value of the Common Share on the applicable Purchase Date.
7.
PARTICIPATION; WITHDRAWAL; TERMINATION
(a)
An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company, within the time specified in the Offering, an enrollment form provided by the Company. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash, check or wire transfer prior to a Purchase Date.
(b)
During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.
(c)
Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.
(d)
Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and an Affiliate that has been designated for participation in the Plan will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; However, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the

Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and during a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 10.
(e)
Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.
8.
EXERCISE OF PURCHASE RIGHTS
(a)
On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of Common Shares, up to the maximum number of Common Shares permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
(b)
Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of Common Shares on the final Purchase Date of an Offering, then such remaining amount will not roll over to the next Offering and will instead be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).
(c)
No Purchase Rights may be exercised to any extent unless the Common Shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the Common Shares are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and the Purchase Date will be delayed until the Common Shares are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the Common Shares are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).
9.
COVENANTS OF THE COMPANY

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell Common Shares thereunder unless the Company determines, in its sole discretion, that doing so would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Shares under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Shares upon exercise of such Purchase Rights.

10.
DESIGNATION OF BENEFICIARY
(a)
The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any Common Shares and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
(b)
If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any Common Shares and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Common Shares and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.
ADJUSTMENTS UPON CHANGES IN SHARES; CHANGE IN CONTROL
(a)
In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
(b)
In the event of a Change in Control, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the shareholders in the Change of Control) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase Common Shares (rounded down to the nearest whole share) within ten business days prior to the Change in Control under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
12.
AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN
(a)
The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, shareholder approval will be required for any amendment of the Plan for which shareholder approval is required by Applicable Law.
(b)
The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Share Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Shares for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

13.
TAX QUALIFICATION; TAX WITHHOLDING
(a)
Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.
(b)
Each Participant will make arrangements, satisfactory to the Company and any applicable Affiliate, to enable the Company or the Affiliate to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or an Affiliate; (ii) withholding from the proceeds of the sale of Common Shares acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board.
14.
EFFECTIVE DATE OF PLAN

The Plan will become effective on the date the Plan is approved by the shareholders of the Company. No Purchase Rights will be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

15.
MISCELLANEOUS PROVISIONS
(a)
Proceeds from the sale of Common Shares pursuant to Purchase Rights will constitute general funds of the Company.
(b)
A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Common Shares subject to Purchase Rights unless and until the Participant’s Common Shares acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)
The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue the employment of a Participant.
(d)
The provisions of the Plan will be governed in accordance with the laws of the Province of British Columbia.
(e)
If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.
(f)
If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.
16.
DEFINITIONS

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)
“423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Share Purchase Plan may be granted to Eligible Employees.
(b)
“Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary.
(c)
“Applicable Law” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Common Shares are listed or publicly traded.
(d)
“Board” means the Board of Directors of the Company.
(e)
“Capitalization Adjustment” means, in relation to any Common Shares subject to the Plan or subject to any Purchase Right, an increase or decrease in the number of outstanding Common Shares or if such Common Shares are changed into or exchanged for a different number of shares or kind of equity shares or other securities of the Company in each case on account of any recapitalization, reclassification, share split, reverse share split, spin-off, combination of shares, exchange of shares, dividend or other distribution payable in equity shares, or other increase or decrease in Common Shares effected without receipt of consideration by the Company, such adjustment occurring after the date the Plan is adopted by the Board.
(f)
“Change in Control” means the occurrence of any of the following events:
(i)
a change in the ownership of the Company which occurs on the date that any Person or Persons acting as a group, acquires ownership of the shares of the Company that, together with the shares held by such Person(s), constitutes more than fifty percent (50%) of the total voting power of the shares of the Company; provided that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control (i) any change in the ownership of the shares of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control, (ii) any acquisition by the Company or any Affiliate, (iii) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, or (iv) the acquisition of securities pursuant to an offer made to the general public through a registration statement filed with the Securities and Exchange Commission; or
(ii)
there is consummated a merger, amalgamation, arrangement, consolidation, or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, or similar transaction, the shareholders of the Company immediately prior thereto do not hold, directly or indirectly, either (i) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (ii) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation, or similar transaction, in each case in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such transaction; or
(iii)
a change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person or group of Persons acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of incorporation or domicile of the Company, (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the shareholders of the Company immediately before the transaction, or (iii) its sole purpose is to perform an internal restructuring of the Company, as determined by the Board, in its sole discretion.

The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.

(g)
“Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code section will be deemed to include, as applicable, regulations promulgated under such Code section.
(h)
“Committee” means a committee of, and designated from time to time by resolution of, the Board to whom authority has been delegated by the Board in accordance with Section 2(c). (or, if no Committee has been so designated, the Board).
(i)
“Common Shares” means the common shares of the Company, without par value.
(j)
“Company” means Definium Therapeutics, Inc., a company incorporated under the laws of British Columbia, and its successors.
(k)
“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A

Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
(l)
“Determination Date” means the date as of which the Fair Market Value of a Common Share is required to be established for purposes of the Plan.
(m)
“Director” means a member of the Board.
(n)
“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(o)
“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(p)
“Employee Share Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(q)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.
(r)
“Fair Market Value” means the fair market value of a Common Shares for purposes of the Plan, which will be determined as of any Determination Date as follows:
(i)
If on such Determination Date the Common Shares are listed on a Stock Exchange, or is publicly traded on another established securities market (a “Securities Market”), the Fair Market Value of a Common Share will be the closing price of the Common Shares on such Determination Date as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Board will designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Determination Date, the Fair Market Value of a Common Share will be the closing price of the Common Shares on the immediately preceding day on which any sale of Common Shares will have been reported on such Stock Exchange or such Securities Market.
(ii)
If on such Determination Date the Common Shares are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a Common Share will be the value of the Common Shares on such Determination Date as determined by the Board by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
(s)
“Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Share Purchase Plan may be granted to Eligible Employees.
(t)
“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(u)
“Offering Date” means a date selected by the Board for an Offering to commence.

(v)
“Officer” means a person who is an officer of the Company or an Affiliate within the meaning of Section 16 of the Exchange Act.
(w)
“Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(x)
“Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
(y)
“Plan” means this Definium Therapeutics, Inc. 2024 Employee Share Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.
(z)
“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of Common Shares will be carried out in accordance with such Offering.

(aa)
“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(bb)
“Purchase Right” means an option to purchase Common Shares granted pursuant to the Plan.
(cc)
“Securities Act” means the U.S. Securities Act of 1933, as amended.
(dd)
“Stock Exchange” means the NASDAQ, New York Stock Exchange or another established national or regional stock exchange.
(ee)
“Subsidiary” means any corporation (other than the Company) or non-corporate entity (including, without limitation, a joint venture) with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of shares, membership interests, or other ownership interests of any class or kind ordinarily having the power to vote for the directors, , managers, or other voting members of the governing body of such corporation or non-corporate entity.
(ff)
“Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant's participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of Common Shares or the sale or other disposition of Common Shares acquired under the Plan.
(gg)
“Trading Day” means any day on which the Stock Exchange on which the Common Shares are listed is open for trading, provided further, to the extent the Common Shares are listed on more than one such exchange or market, such exchange or market selected by the Board for purposes of this Plan.